UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30,

Date of reporting period:  November  30, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RIVERBRIDGE GROWTH FUND
Investor Class (RIVRX)
Institutional Class (RIVBX)

ANNUAL REPORT
November 30, 2013

RIVERBRIDGE GROWTH FUND
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedules of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Riverbridge Growth Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.riverbridge.com

Fellow Shareholder:

In its first year of operation, the Riverbridge Growth Fund (the Fund) outperformed its primary benchmark, the Russell 3000 Growth Index. The U.S. Equity Market performed quite well in 2013, with several major indices reaching all‐time highs at some point during the year. As always, we adhered to our investment style, focusing on high quality, well managed companies which we believe can increase their earnings power for sustained periods regardless of overall economic conditions. Without increasing our turnover or deviating from our style in a period of substantial market appreciation, the Fund was able to produce strong relative and absolute results.

Performance
	YTD 2013 (through 11/30/13)	SINCE INCEPTION (12/31/12)
RIVRX at NAV	35.00%	35.00%
RIVBX at NAV	35.30%	35.30%
Russell 3000 Growth	30.59%	30.59%

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please call (888) 447‐4470 for most recent month end performance. The Fund’s gross and net expense ratios for the Investor Class are 1.55% and 1.25%, respectively. The Fund’s gross and net expense ratios for the Institutional Class are 1.30% and 1.00%, respectively. The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses until March 31, 2014. A redemption fee of 1.00% will be imposed on redemptions of shares within 90 days of purchase.

Market and Economic Environment

In our opinion, the steep market advances of 2013 are the result of the demand for domestic equities as opposed to improvement in the fundamentals of the companies themselves or the overall economy. The reported growth rates of corporate profits have decelerated. Corporate spending remains subdued. Major companies including Home Depot, Cisco Systems,1 IBM, Visa, and Johnson & Johnson have lower levels of capital spending today than they did in 2008. The domestic economy continues to exhibit tepid growth. The overall employment environment will likely remain challenging.

We believe that the U.S. Federal Reserve’s continued injection of liquidity into the financial markets is largely responsible for the U.S. Equity market’s ability to overcome these obstacles. As the yield on the 10‐year Treasury note steadily increased over the year, investors began to gradually shift fixed income investments into equities. Driven by economic uncertainty and local market volatility, foreign investment also entered the domestic equity markets.

1	As of 11/30/13, the Fund held a 1.2% position in Cisco Systems.

Performance Discussion

As might be expected in a year such as 2013, the portfolio exhibited broad‐based strength. Every position but three appreciated during the year, and every sector generated positive absolute returns.

The sector that contributed the most to the Fund’s relative outperformance in 2013 was Information Technology. At Riverbridge, we look for Technology companies which we believe have sustainable and predictable growth. Our investments in this sector typically have  products which are embedded in other products, making them difficult to displace. In addition, we frequently invest in companies which provide software and services which help other companies be more efficient and which produce recurring revenue. We avoid manufacturers with short product cycles. This approach paid off in 2013, as our Technology holdings performed well.

Our Consumer Discretionary holdings also performed well. Companies in this sector are often particularly sensitive to economic cyclicality, since the group includes retailers, apparel providers, and automobile and auto parts manufacturers. At Riverbridge, however, in this and every sector, we invest in companies which demonstrate the ability to grow for an extended period of time without assistance from the economy. We seek out companies that we believe have a sustainable competitive advantage which may allow them to increase their earnings power at rates faster than those of their peers and end markets. Adherence to this discipline resulted in strong gains in the Consumer Discretionary holdings in the Fund in 2013.

The sector which hurt the Fund’s relative performance the most during 2013 was Industrials. Our holdings in this sector performed well on an absolute basis, appreciating more than twenty percent, but underperformed the Industrial components of the benchmark. As is the case with our positions in Information Technology and Consumer Discretionary companies as described above, the Industrial companies in which we invest tend to be less cyclical than those in the Index.  We often invest in distributors of industrial products and providers of services to industrial manufacturers. These companies historically have produced more consistent results than their customers.

The Fund’s market capitalization distribution positively impacted performance in 2013. The Riverbridge Growth Fund is an “All Cap” portfolio. As such, we are able to invest in companies of all sizes.  We construct the portfolio on a fundamental basis, from the bottom up, continually seeking out the most attractive investment opportunities that meet all of our criteria, regardless of market capitalization. We do not allocate Fund assets to companies of specific sizes (such as Small Caps or Large Caps) based upon perceived relative attractiveness of a particular category. The Fund’s market cap distribution in 2013 was roughly evenly distributed among large‐, mid‐, and small‐capitalization companies. The Russell 3000 Growth Index, however, is more weighted toward large caps. All market cap categories in both the Fund and the Index performed well in 2013, but smaller companies performed the best, resulting in a positive relative contribution for our Fund.

Outlook

At Riverbridge Partners, we invest for the long term and do not attempt to anticipate or follow short‐term trends in the market or economy. Nevertheless, our Investment Team will remain keenly aware of the macroeconomic variables which shape the markets and impact corporate profits. For example, the second quarter of 2013 will likely prove to be the inflection point marking the transition from a generally falling interest rate environment to a generally rising interest rate environment. All of our portfolio companies, however, have the ability to self‐ finance their growth. Thus our portfolio companies are less sensitive to rising borrowing costs. The areas of the market that are most vulnerable to the adverse effects of rising interest rates are economically sensitive sectors, long duration fixed income instruments, and high yield dividend paying stocks.

Macroeconomic events will have very little, if any, impact on the positioning of our portfolio. Riverbridge will remain steadfast in executing our time‐tested investment philosophy. We will continue to invest in those companies that we believe are able to maintain a compelling market position for long periods of time.

Thank you for investing in the Riverbridge Growth Fund.

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Risk Disclosures: Investing involves risk, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund invests in foreign securities through the use of ADRs. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.
The Fund will typically invest in the securities of fewer issuers. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the

U.S. equity universe. It includes those Russell 3000 Index companies with higher price‐to‐book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

Riverbridge Growth Fund
FUND PERFORMANCE at November 30, 2013 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 3000® Growth Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000® Index Companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market.  It is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.  The index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged, not available for investment.

Total Returns as of November 30, 2013

	6 Months	Since Inception* (12/31/12)
Riverbridge Growth Fund – Institutional Class	16.94%	35.30%
Riverbridge Growth Fund – Investor Class	16.78%	35.00%
Russell 3000® Growth Index	14.28%	30.59%

*	Cumulative.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 447-4470.

Gross and net expense ratios for the Institutional Class shares are 1.30% and 1.00%, respectively, and for the Investor Class shares are 1.55% and 1.25% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until March 31, 2014.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2013

Number of Shares		Value

	COMMON STOCKS – 97.7%
	CONSUMER DISCRETIONARY – 17.2%
8,300	Burberry Group PLC ADR	$413,672
20,420	Gentex Corp.	608,720
17,225	Grand Canyon Education, Inc.*	784,427
8,635	Johnson Controls, Inc.	436,154
33,075	LKQ Corp.*	1,096,436
31,735	Staples, Inc.	492,845
15,325	Starbucks Corp.	1,248,374
5,330	Target Corp.	340,747
		5,421,375

	CONSUMER STAPLES – 2.4%
5,270	United Natural Foods, Inc.*	362,839
4,970	Wal-Mart Stores, Inc.	402,620
		765,459

	FINANCIALS – 2.0%
10,655	Portfolio Recovery Associates, Inc.*	622,252

	HEALTH CARE – 21.6%
8,255	Abaxis, Inc.*	297,015
4,800	athenahealth, Inc.*	629,616
12,880	Bio-Reference Labs, Inc.*	376,096
26,815	Cepheid, Inc.*	1,217,937
7,460	Chemed Corp.	581,358
9,180	IPC The Hospitalist Co., Inc.*	577,238
8,170	MEDNAX, Inc.*	905,236
11,390	Neogen Corp.*	579,409
9,330	Patterson Cos., Inc.	387,102
3,020	Perrigo Co.	470,788
5,005	Roche Holding A.G. ADR	350,600
5,355	Techne Corp.	458,067
		6,830,462

	INDUSTRIALS – 19.5%
3,290	3M Co.	439,248
7,190	Advisory Board Co.*	465,337
18,205	Beacon Roofing Supply, Inc.*	676,862
14,740	Fastenal Co.	685,852
6,060	IHS, Inc. - Class A*	693,446
8,125	Proto Labs, Inc.*	603,688
25,325	Ritchie Bros Auctioneers, Inc.	522,961
17,580	Rollins, Inc.	494,525
4,085	Roper Industries, Inc.	529,825

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (continued)
8,880	Stericycle, Inc.*	$1,043,222
		6,154,966

	INFORMATION TECHNOLOGY – 27.0%
6,125	ANSYS, Inc.*	524,729
7,220	Cabot Microelectronics Corp.*	325,405
17,610	Cisco Systems, Inc.	374,212
4,840	Concur Technologies, Inc.*	469,916
4,225	CoStar Group, Inc.*	786,864
7,815	Cree, Inc.*	436,077
11,365	Dealertrack Technologies, Inc.*	475,057
6,150	Fiserv, Inc.*	675,823
534	Google, Inc. - Class A*	565,821
14,560	Linear Technology Corp.	619,528
21,790	Microsoft Corp.	830,853
22,995	National Instruments Corp.	718,824
7,095	Power Integrations, Inc.	379,299
5,260	QUALCOMM, Inc.	387,031
3,820	Ultimate Software Group, Inc.*	598,556
4,710	VMware, Inc. - Class A*	379,767
		8,547,762

	MATERIALS – 6.1%
9,350	Ecolab, Inc.	1,002,039
3,950	Praxair, Inc.	498,727
6,045	Rockwood Holdings, Inc.	413,841
		1,914,607

	UTILITIES – 1.9%
20,610	MDU Resources Group, Inc.	611,499

	TOTAL COMMON STOCKS (Cost $24,810,067)	30,868,382

	SHORT-TERM INVESTMENTS – 2.3%
710,820	Fidelity Institutional Money Market Fund, 0.04%1	710,820

	TOTAL SHORT-TERM INVESTMENTS (Cost $710,820)	710,820

	TOTAL INVESTMENTS – 100.0% (Cost $25,520,887)	31,579,202
	Other assets less liabilities – 0.0%	11,095

	TOTAL NET ASSETS – 100.0%	$31,590,297

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2013

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
SUMMARY OF INVESTMENTS
As of November 30, 2013

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Information Technology	27.0%
Health Care	21.6%
Industrials	19.5%
Consumer Discretionary	17.2%
Materials	6.1%
Consumer Staples	2.4%
Financials	2.0%
Utilities	1.9%
Total Common Stocks	97.7%
Short-Term Investments	2.3%
Total Investments	100.0%
Other assets less liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2013

Assets:
Investments, at value (cost $25,520,887)	$31,579,202
Receivables:
Dividends and interest	26,416
Prepaid expenses	25,628
Prepaid offering costs	2,135
Total assets	31,633,381

Liabilities:
Payables:
Shareholder Servicing fees (Note 8)	1,762
Distribution fees - Investor Class (Note 7)	1,262
Advisory fees	579
Auditing fees	15,999
Fund accounting fees	7,425
Administration fees	6,316
Legal fees	2,980
Transfer agent fees and expenses	1,358
Custody fees	1,065
Chief Compliance Officer fees	848
Trustees' fees and expenses	568
Accrued other expenses	2,922
Total liabilities	43,084
Net Assets	$31,590,297

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$25,376,912
Accumulated net investment loss	-
Accumulated net realized gain on investments	155,070
Net unrealized appreciation on investments	6,058,315
Net Assets	$31,590,297

Investor Class:
Net assets applicable to shares outstanding	$6,293,318
Shares of beneficial interest issued and outstanding	466,302
Net asset value, offering and redemption price per share	$13.50

Institutional Class:
Net assets applicable to shares outstanding	$25,296,979
Shares of beneficial interest issued and outstanding	1,870,311
Net asset value, offering and redemption price per share	$13.53

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
STATEMENT OF OPERATIONS
For the Period December 31, 2012* through November 30, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $1,962)	$169,830
Interest	611
Total investment income	170,441

Expenses:
Advisory fees	144,205
Transfer agent fees and expenses	45,552
Administration fees	41,179
Fund accounting fees	35,043
Registration fees	33,323
Offering costs	25,170
Auditing fees	15,999
Custody fees	10,722
Chief Compliance Officer fees	8,833
Legal fees	8,152
Distribution fees - Investor Class (Note 7)	5,202
Miscellaneous	4,845
Trustees' fees and expenses	4,691
Shareholder reporting fees	3,835
Shareholder Servicing fees (Note 8)	3,064
Insurance fees	599

Total expenses	390,414
Advisory fees waived	(144,205)
Other expenses absorbed	(48,872)
Net expenses	197,337
Net investment loss	(26,896)

Realized and Unrealized Gain from Investments:
Net realized gain on investments	165,109
Net change in unrealized appreciation/depreciation on investments	6,058,315
Net realized and unrealized gain on investments	6,223,424

Net Increase in Net Assets from Operations	$6,196,528

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period December 31, 2012* through November 30, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(26,896)
Net realized gain on investments	165,109
Net change in unrealized appreciation/depreciation on investments	6,058,315
Net increase in net assets resulting from operations	6,196,528

Capital Transactions:
Net proceeds from shares sold:
Investor class	5,808,885
Institutional class	19,894,860
Cost of shares redeemed:
Investor class1	(147,322)
Institutional class2	(162,654)
Net increase in net assets from capital transactions	25,393,769

Total increase in net assets	31,590,297

Net Assets:
Beginning of period	-
End of period	$31,590,297

Accumulated net investment income (loss)	$-

Capital Share Transactions:
Shares sold:
Investor class	477,896
Institutional class	1,882,764
Shares redeemed:
Investor class	(11,594)
Institutional class	(12,453)
Net increase from capital share transactions	2,336,613

*	Commencement of operations.
1	Net of redemption fee proceeds of $1,145.
2	Net of redemption fee proceeds of $765.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 31, 2012* through November 30, 2013
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.04)
Net realized and unrealized gain on investments	3.53
Total from investment operations	3.49

Redemption fee proceeds	0.01

Net asset value, end of period	$13.50

Total return2	35.00	%3

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$6,293

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.25	%4
After fees waived and expenses absorbed	1.25	%4
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.37	)%4
After fees waived and expenses absorbed	(0.37	)%4
Portfolio turnover rate	9	%3

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 31, 2012* through November 30, 2013
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.01)
Net realized and unrealized gain on investments	3.54
Total from investment operations	3.53

Redemption fee proceeds	-	2

Net asset value, end of period	$13.53

Total return3	35.30	%4

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$25,297

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.00	%5
After fees waived and expenses absorbed	1.00	%5
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.12	)%5
After fees waived and expenses absorbed	(0.12	)%5
Portfolio turnover rate	9	%4

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Note 1 – Organization
Riverbridge Growth Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $27,305, which are being amortized over a one‐year period from December 31, 2012 (commencement of operations).

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period December 31, 2012 (commencement of operations) through November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Riverbridge Partners, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to 1.25% and 1.00% of the average daily net

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

assets of the Fund’s Investor Class and Institutional Class shares, respectively.  This agreement is effective until March 31, 2014, and may be terminated by the Trust’s Board of Trustees.

For the period December 31, 2012 (commencement of operations) through November 30, 2013, the Advisor waived all of its advisory fees and absorbed other expenses totaling $193,077.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At November 30, 2013, the amount of these potentially recoverable expenses was $193,077. The Advisor may recapture all or a portion of this amount no later the November 30, 2016.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period December 31, 2012 (commencement of operations) through November 30, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period December 31, 2012 (commencement of operations) through November 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2013, gross unrealized appreciation and (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$25,520,887

Gross unrealized appreciation	$6,292,612
Gross unrealized depreciation	(234,297)

Net unrealized appreciation on investments	$6,058,315

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Accumulated Net	Accumulated Net
Paid-in Capital	Investment Income/Loss	Realized Gain/Loss
$ (16,857)	$ 26,896	$ (10,039)

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

As of November 30, 2013, the components of accumulated earnings/deficit on a tax basis were as follows:

Undistributed ordinary income	$155,070
Undistributed long-term capital gains	-
Tax accumulated earnings	155,070

Accumulated capital and other losses	-
Net unrealized appreciation on investments	6,058,315
Total accumulated earnings	$6,213,385

The tax character of the distributions paid during the fiscal year ended November 30, 2013, were as follows:

Distributions paid from:	2013
Ordinary Income	$-
Net long-term capital gains	-
Total distributions paid	$-

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the period December 31, 2012 (commencement of operations) through November 30, 2013, the Fund received $1,910 in redemption fees.

Note 6 – Investment Transactions
For the period December 31, 2012 (commencement of operations) through November 30, 2013, purchases and sales of investments, excluding short-term investments, were $26,344,128 and $1,699,170, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class. Institutional Class does not pay any distribution fees.

For the period December 31, 2012 (commencement of operations) through November 30, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period December 31, 2012 (commencement of operations) through November 30, 2013, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$30,868,382	$-	$-	$30,868,382
Short-Term Investments	710,820	-	-	710,820
Total Investments	$31,579,202	$-	$-	$31,579,202

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

 Note 11 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Riverbridge Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2013, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 31, 2012 (commencement of operations) to November 30, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit  provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riverbridge Growth Fund as of November 30, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 28, 2014

Riverbridge Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 447-4470.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	74	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	74	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	74	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organization (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	74	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	74	Investment Managers Series Trust II, a registered investment company

Riverbridge Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Riverbridge Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Investor Class only), and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/13 through 11/30/13.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the rows titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Investor Class	6/1/13	11/30/13	6/1/13 – 11/30/13*
Actual Performance	$1,000.00	$1,167.80	$6.79
Hypothetical (5% annual return before expenses)	1,000.00	1,018.81	6.32

Institutional Class	6/1/13	11/30/13	6/1/13 – 11/30/13*
Actual Performance	$1,000.00	$1,169.40	$5.43
Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.00% Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

RIVERBRIDGE GROWTH FUND
a series of the Investment Managers Series Trust

Investment Advisor
Riverbridge Partners, LLC
1200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, Wisconsin  53233

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Riverbridge Growth Fund - Investor Class	RIVRX	46141P 305
Riverbridge Growth Fund - Institutional Class	RIVBX	46141P 404

Privacy Principles of the Riverbridge Growth Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Riverbridge Growth Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 447-4470  or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 447-4470 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Riverbridge Growth Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 447-4470

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-447-4470.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/5/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/5/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/5/2014